Nature of Operations and Basis of Presentation	12 Months Ended
Dec. 28, 2013
Nature of Operations and Basis of Presentation [Text Block]
1.	Nature of Operations and Basis of Presentation

CRAiLAR Technologies Inc. (the “Company”) was incorporated in the Province of British Columbia, Canada, on October 6, 1998, and is in the business of technological development and of natural sustainable fibers. Effective October 1, 2009, the Company decided to exit the apparel business, which operated under the brand “HTnaturals”. As a result, the Company re-entered the development stage and has focused on its CRAiLAR ® technology.

The Company’s shares of common stock trade under the symbol “CL”, on the TSX Venture Exchange (“TSX-V”) and under the symbol “CRLRF” on the OTCQB.

Going concern

The Company’s consolidated financial statements are prepared using generally accepted accounting principles (“GAAP”) in the United States of America applicable to a going concern, which contemplates the realization of assets and payment of liabilities in the normal course of business. The Company has incurred losses since inception of $47,422,847 and further losses are anticipated in the development of its business. There can be no assurance that the Company will be able to achieve or maintain profitability. Accordingly, these factors raise doubt as to the Company’s ability to continue as a going concern. During 2013 the Company raised $2,119,146 from equity funding for capacity expansion and working capital requirements. The Company plans to raise additional financing in 2014 through equity placements for future capacity expansion. However, there can be no assurance that capital will be available or, if the capital is available, that it will be on terms acceptable to the Company.